UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): July 22, 2005
DISCOVER CARD MASTER TRUST I
(Exact name of registrant as specified in its charter)

Delaware	000-23108	51-0020270
(State of	(Commission	(IRS Employer
Organization)	File Number)	Identification No.)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware		19720
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DISCOVER CARD MASTER TRUST I
FORM 8-K
Current Report
Item 8.01 Other Events.
     On July 22, 2005, Moody’s Investors Service issued a press release announcing that it has confirmed its Aaa ratings of the Class A Certificates issued by the Discover Card Master Trust I which were previously under review by Moody’s Investors Service for a possible downgrade.
     On August 18, 2005, Moody’s Investors Service issued a press release announcing that it has confirmed its A2 ratings of the Class B Certificates issued by the Discover Card Master Trust I which were previously under review by Moody’s Investors Service for a possible downgrade.
     A list of classes of Certificates whose ratings were confirmed by Moody’s Investors Service is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01 Exhibits.
          c. Exhibits
          99.1 List of classes of Certificates whose ratings were confirmed by Moody’s Investors Service

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER CARD MASTER TRUST I
Registrant

By:	DISCOVER BANK
as Originator of the Trust

Date: August 26 , 2005	By:	/s/ Michael F. Rickert
Michael F. Rickert Vice President, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	List of classes of Certificates whose ratings were confirmed by Moody’s Investors Service